UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2023

INFINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-41079 (Commission File Number)	98-1602649 (I.R.S. Employer Identification No.)

32 Broadway, Suite 401 New York, NY (Address of principal executive offices)	10004 (Zip Code)

(212) 287-5010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one Warrant	IFIN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IFIN	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IFIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 3, 2022, INFINT Acquisition Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“INFINT”), entered into a Business Combination Agreement with FINTECH Merger Sub Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of INFINT, and Seamless Group Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Seamless”), which was amended on October 20, 2022 and November 29, 2022 (as amended, the “Business Combination Agreement”).

On February 20, 2023, the aforementioned parties entered into an amendment to the Business Combination Agreement (“Amendment No. 3”) to, among other matters, amend and restate: (1) Section 7.18 of the Business Combination Agreement to provide that INFINT can call an extraordinary general meeting of its shareholders regarding the INFINT Extension Proposal (as such term is defined in the Business Combination Agreement) to be held prior to August 23, 2023, if INFINT determines in good faith and in consideration of all relevant factors that it is probable that the business combination will not be consummated prior to August 23, 2023 and provides proper notice to Seamless; (2) Section 9.01(b) of the Business Combination Agreement to amend the last date on which INFINT must complete the business combination, from February 23, 2023 to August 23, 2023 (the “Outside Date”) provided that the Outside Date will be automatically extended, without any further action by any party, upon approval by the INFINT shareholders of the INFINT Extension Proposal; and (3) Section 9.03(a) of the Business Combination Agreement to provide that Seamless will pay (i) expenses (including attorneys’ fees and expenses) incurred by INFINT in connection with the meeting of the INFINT shareholders held on February 14, 2023 in order to approve the INFINT Extension Proposal, including (A) expenses related to preparing, filing and mailing a proxy statement, (B) 50% of the expenses (x) of the proxy solicitor in connection with such meeting and (y) related to INFINT’s directors’ and officers’ liability insurance coverage in connection with such extension, and (C) contributions required to be made to the INFINT’s trust account (“Trust Account”) on February 23, 2023 and the 23rd day of each subsequent calendar month until August 23, 2023 in the amount of the lesser of (1) $290,000 and (2) $0.06 per public share multiplied by the number of public shares outstanding on such applicable date (collectively, the “INFINT Extension Proposal Costs”), and (ii) if INFINT determines in good faith and in consideration of all relevant factors that it is probable that the business combination will not be consummated prior to August 23, 2022 and, as a result thereof, INFINT determines to call a meeting of the INFINT Shareholders in order to approve the INFINT Extension Proposal, all of the INFINT Extension Proposal Costs in connection with such subsequent shareholder meeting and such INFINT Extension Proposal.

In accordance with the provisions of Amendment No. 3, additional funds in the amount of $290,000 were deposited to the Trust Account on February 21, 2023, and the required contributions will continue to be deposited on or before the 23rd day of each subsequent calendar month into the Trust Account until August 23, 2023 or such earlier date that the board determines to liquidate INFINT or the date an initial business combination is completed.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by the terms and conditions of Amendment No. 3, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the transaction, but does not contain all the information that should be considered concerning the transaction and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. INFINT has filed with the SEC a registration statement on Form S-4 relating to the transaction that includes a proxy statement of INFINT and a prospectus of INFINT. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all INFINT shareholders as of a record date to be established for voting on the transaction. INFINT also will file other documents regarding the transaction with the SEC. Before making any voting decision, investors and securities holders of INFINT are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about INFINT, Seamless and the transaction.

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Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by INFINT through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by INFINT may be obtained free of charge from INFINT’s website at https://infintspac.com/ or by written request to INFINT at INFINT Acquisition Corporation, 32 Broadway, Suite 401, New York, NY 10004.

Participants in the Solicitation

INFINT and Seamless and their respective directors and officers may be deemed to be participants in the solicitation of proxies from INFINT’s shareholders in connection with the transaction. Information about the directors and executive officers of INFINT is set forth in INFINT’s filings with the SEC. Information about the directors and executive officers of Seamless and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the transaction when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction between Seamless and INFINT, including statements regarding the anticipated timing of the completion of the transaction and the timing of Seamless funding of the Trust Account.These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) the risk that the transaction may not be completed by INFINT’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by INFINT; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of INFINT and Seamless, the satisfaction of the minimum trust account amount following redemptions by INFINT’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Seamless’ business relationships, performance, and business generally; (vii) risks that the transaction disrupts current plans and operations of Seamless as a result; (viii) the outcome of any legal proceedings that may be instituted against Seamless, INFINT or others related to the business combination agreement or the transaction; (ix) the ability to meet New York Stock Exchange listing standards at or following the consummation of the transaction; (x) the ability to recognize the anticipated benefits of the transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Seamless operates, variations in performance across competitors and partners, changes in laws and regulations affecting Seamless’ business or cryptocurrencies in general, reputational risks affecting Seamless’ business or cryptocurrencies in general and the ability of Seamless and the post-combination company to retain its management and key employees; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction (xii) the risk that Seamless may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xiii) the ability to attract new users and retain existing users in order to continue to expand; (xiv) Seamless’ ability to integrate its services with a variety of operating systems, networks and devices; (xv) the risk that Seamless will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to Seamless’ business; (xviii) the risk of cyber security or foreign exchange losses; (xix) the risk that Seamless is unable to secure or protect its intellectual property; (xx) the effects of COVID-19 or other public health crises or hostilities in Ukraine or other geopolitical crises on Seamless’ business and results of operations and the global economy generally; and (xxi) costs related to the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of INFINT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by INFINT from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Seamless and INFINT assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Seamless nor INFINT gives any assurance that either Seamless or INFINT will achieve its expectations.

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No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of INFINT or Seamless, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 3 to the Business Combination Agreement, dated as of February 20, 2023, by and among INFINT, Merger Sub and Seamless.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINT ACQUISITION CORPoration

	By:	/s/ Alexander Edgarov
	Name: Title:	Alexander Edgarov Chief Executive Officer

Date: February 23, 2023

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